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                                                                 EXHIBIT 10.2
                                                                 EXECUTION COPY
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                                SECOND AMENDMENT
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              SECOND AMENDMENT, dated as of June 30, 2000 (this "Second
                                                                 ------
Amendment"), to the Revolving Credit Agreement, dated as of October 7, 1998 (as
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amended by the First Amendment, dated as of June 30, 2000, the "Credit
                                                                ------
Agreement"), among Insight Communications of Central Ohio, LLC, a limited
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liability company organized under the laws of Delaware (the "Borrower"), the
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several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), and Canadian Imperial Bank of
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Commerce, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").
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                          W I T N E S S E T H :
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              WHEREAS, the Borrower, the Lenders and the Administrative Agent
are parties to the Credit Agreement; and

              WHEREAS, the Borrower has requested and, upon this Amendment becoming effective, the Majority Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Second Amendment.

              NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

              1.  Definitions. Unless otherwise defined herein, terms defined
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in the Credit Agreement shall have their defined meanings when used herein.

              2.  Amendment to Section 1.1 of the Credit Agreement. Section 1.1
                  ------------------------------------------------
of the Credit Agreement is hereby amended by deleting therefrom the definition of the following defined term in its entirety and substituting, in lieu thereof, the following definition:

              ""Consolidated Fixed Charge Coverage Ratio": for any period,
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         the ratio of (a) the sum of Consolidated Operating Cash Flow for such period and the aggregate amount of capital contributions received in cash by the Borrower during such period (provided, however, that if the
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         Borrower shall during any of the fiscal quarters ending June 30, 2000,
         September 30, 2000, December 31, 2000, March 31, 2001 and June 30, 2001
         receive any such cash capital contributions and, after giving effect thereto, the Consolidated Fixed Charge Coverage Ratio would exceed the minimum ratio required for such fiscal quarter pursuant to Section 7.1(c), the Borrower shall be permitted to carryover to (and to deem to have received in) the next of such fiscal quarters (and to (or in) no other fiscal quarter or period) an amount equal to the excess, if any, of (i) the amount of such capital contributions over (ii) the minimum amount such capital contributions would have been required to be to cause the Borrower to comply with Section 7.1(c) for such fiscal quarter) to (b) Consolidated Fixed Charges for such period."

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              3.  Amendment to Section 7.1 of the Credit Agreement. Section 7.1
                  ------------------------------------------------
of the Credit Agreement is hereby amended by deleting paragraph (c) of such
Section in its entirety and substituting, in lieu thereof, the following:

              "(c) Consolidated Fixed Charge Coverage Ratio. Permit the
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         Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower (or, in the case of each of the fiscal quarters ending June 30, 2000, September 30, 2000, December 31, 2000, March 31, 2001 and June 30, 2001, for such fiscal quarter) ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                             Consolidated Fixed
Fiscal Quarter                              Charge Coverage Ratio
--------------                              ---------------------

June 30, 2000                                    1.00 to 1.00
September 30, 2000                               1.00 to 1.00
December 31, 2000                                1.00 to 1.00
March 31, 2001                                   1.00 to 1.00
June 30, 2001                                    1.00 to 1.00
September 30, 2001                               1.00 to 1.00
December 31, 2001                                1.00 to 1.00
March 31, 2002                                   1.00 to 1.00
June 30, 2002                                    1.00 to 1.00
September 30, 2002                               1.00 to 1.00
December 31, 2002                                1.00 to 1.00
March 31, 2003                                   1.00 to 1.00
June 30, 2003                                    1.00 to 1.00
September 30, 2003                               1.00 to 1.00
December 31, 2003                                1.00 to 1.00
March 31, 2004                                   1.00 to 1.00
June 30, 2004                                    1.00 to 1.00
September 30, 2004                               1.00 to 1.00"

              4.  Conditions to Effectiveness. This Second Amendment shall be
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effective on the conditions that (a) the Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower and the Majority Lenders and (b) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Second Amendment. The date on which all of the above conditions are met shall be the date of effectiveness of this Second Amendment (the "Second Amendment Effective
                                                     --------------------------
Date").
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              5.  Representations and Warranties. In order to induce the Lenders
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to enter into this Second Amendment, the Borrower hereby represents and warrants to the Lenders that the representations and warranties of the Borrower and the other Loan Parties contained in the Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date
(after giving effect hereto) as if made on and as of the Second Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date);
provided that all references to the "Credit Agreement"
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in any Loan Document shall be and are deemed to mean the Credit Agreement as amended hereby.

              6.  Applicable Law and Jurisdiction. This Second Amendment has
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been executed and delivered in New York, New York, and the rights and obligations of the parties hereto shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

              7.  Counterparts. This Second Amendment may be executed by the
                  ------------
parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Second Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Second Amendment.

              8.  Successors and Assigns. This Second Amendment shall be binding
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upon and inure to the benefit of the Borrower and its successors and assigns, and upon the Administrative Agent and the Lenders and their respective successors and assigns. The execution and delivery of this Second Amendment by any Lender prior to the Second Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.

              9.  Continuing Effect. Except as expressly amended hereby, the
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Credit Agreement as amended by this Second Amendment shall continue to be and shall remain in full force and effect in accordance with its terms. This Second Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Any reference to the "Credit Agreement" in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Second Amendment.

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              IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                       INSIGHT COMMUNICATIONS OF CENTRAL
                                       OHIO, LLC


                                       By:___________________________
                                          Name:
                                          Title:

                                       CIBC INC., as a Lender


                                       By:___________________________
                                          Name:
                                          Title: